UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

BJ’s Wholesale Club Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38559	45-2936287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Research Drive Westborough, MA 01581	01581
(Address of principal executive offices)	(Zip Code)

(774) 512-7400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2018, Christopher J. Stadler resigned from the Board of Directors (the “Board”) of BJ’s Wholesale Club Holdings, Inc. (the “Company”).

On November 1, 2018, the Board, upon recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Judith L. Werthauser as a director to serve on the Board. Ms. Werthauser has been designated as a class I director to serve in accordance with the Company’s By-Laws until the Company’s 2019 Annual Meeting of Stockholders or until her successor has been duly elected and qualified, or until her earlier death, removal or resignation.

Ms. Werthauser currently serves as Executive Vice President, Chief People Officer at Domino’s Pizza, Inc. Prior to joining Domino’s in 2016, Ms. Werthauser was Senior Vice President of Human Resources at Target Corporation, where she helped lead Target’s transformation from a traditional to an omnichannel retailer. Earlier in her career she was Senior Vice President of Human Resources for U.S. Bancorp in Minneapolis. She held senior HR positions at Marshall Field’s department stores. She holds a master’s degree in organization leadership and a bachelor’s degree in industrial psychology from the University of Minnesota.

In accordance with the Company’s compensation policy for non-employee directors, Ms. Werthauser will receive (i) annual cash compensation of $85,000 for her service as director and reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board and (ii) an Initial Award of Restricted Stock Units in an amount equal to the value of $91,287.67, consistent with the provisions of the Company’s non-employee director compensation policy. Ms. Werthauser entered into a standard form indemnification agreement with the Company, in the form that is filed as Exhibit 10.26 to the Company’s Registration Statement on Form S-1 (File No. 333-227504), filed with the Securities and Exchange Commission on September 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2018	BJ’S WHOLESALE CLUB HOLDINGS, INC.

	By:	/s/ Graham N. Luce
	Name:	Graham N. Luce
	Title:	Senior Vice President, Secretary